RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2017

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance and Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Elizabeth Tillman
Director – Corporate Communications
T: +1 212 238 9224

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, the United Kingdom, and the United States.
This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 22 through 25 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended					Year ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Highlights
Gross premiums written	$407,766	$640,269	$827,415	$922,090	$323,091	$2,797,540	$2,374,576
Net premiums written	$288,223	$483,221	$555,745	$544,136	$219,499	$1,871,325	$1,535,312
Net premiums earned	$421,473	$547,792	$382,265	$366,045	$351,901	$1,717,575	$1,403,430
Net claims and claim expenses incurred	304,064	1,221,696	142,587	193,081	123,901	1,861,428	530,831
Acquisition expenses	98,598	76,761	88,251	83,282	74,146	346,892	289,323
Operating expenses	29,192	42,537	41,766	47,283	49,948	160,778	197,749
Underwriting (loss) income	$(10,381)	$(793,202)	$109,661	$42,399	$103,906	$(651,523)	$385,527

Net investment income	$73,464	$40,257	$54,163	$54,325	$47,316	$222,209	$181,726
Net realized and unrealized (losses) gains on investments	(7,716)	42,052	58,113	43,373	(49,967)	135,822	141,328
Change in net unrealized gains on fixed maturity investments available for sale	—	—	—	—	(1,398)	—	(1,870)
Total investment result	$65,748	$82,309	$112,276	$97,698	$(4,049)	$358,031	$321,184

Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(3,452)	$(504,812)	$171,142	$92,352	$69,436	$(244,770)	$480,581
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$41,353	$(546,864)	$113,029	$48,979	$108,870	$(332,300)	$342,253

Total assets	$15,226,131	$15,044,924	$13,705,680	$13,319,627	$12,352,082	$15,226,131	$12,352,082
Total shareholders' equity attributable to RenaissanceRe	$4,391,375	$4,403,012	$4,955,255	$4,860,837	$4,866,577	$4,391,375	$4,866,577

Per share data
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(0.09)	$(12.75)	$4.24	$2.25	$1.69	$(6.15)	$11.43
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$1.05	$(13.81)	$2.79	$1.18	$2.66	$(8.35)	$8.10
Dividends per common share	$0.32	$0.32	$0.32	$0.32	$0.31	$1.28	$1.24
Book value per common share	$99.72	$100.00	$113.08	$109.37	$108.45	$99.72	$108.45
Tangible book value per common share (1)	$93.23	$93.45	$106.52	$102.82	$101.87	$93.23	$101.87
Tangible book value per common share plus accumulated dividends (1)	$111.23	$111.13	$123.88	$119.86	$118.59	$111.23	$118.59
Change in tangible book value per common share plus change in accumulated dividends (1)	0.1%	(12.0)%	3.9%	1.2%	1.8%	(7.2)%	11.4%

Financial ratios
Net claims and claim expense ratio - current accident year	81.0%	220.8%	49.1%	44.8%	60.1%	110.8%	49.5%
Net claims and claim expense ratio - prior accident years	(8.9)%	2.2%	(11.8)%	7.9%	(24.9)%	(2.4)%	(11.7)%
Net claims and claim expense ratio - calendar year	72.1%	223.0%	37.3%	52.7%	35.2%	108.4%	37.8%
Underwriting expense ratio	30.4%	21.8%	34.0%	35.7%	35.3%	29.5%	34.7%
Combined ratio	102.5%	244.8%	71.3%	88.4%	70.5%	137.9%	72.5%
Return on average common equity - annualized	(0.3)%	(47.2)%	15.2%	8.3%	6.3%	(5.7)%	11.0%
Operating return on average common equity - annualized (1)	4.2%	(51.1)%	10.0%	4.4%	9.9%	(7.7)%	7.9%
Total investment return - annualized	2.6%	3.4%	4.8%	4.1%	(0.2)%	3.6%	3.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenues
Gross premiums written	$407,766	$640,269	$827,415	$922,090	$323,091
Net premiums written	$288,223	$483,221	$555,745	$544,136	$219,499
Decrease (increase) in unearned premiums	133,250	64,571	(173,480)	(178,091)	132,402
Net premiums earned	421,473	547,792	382,265	366,045	351,901
Net investment income	73,464	40,257	54,163	54,325	47,316
Net foreign exchange (losses) gains	(490)	(156)	3,109	8,165	(5,420)
Equity in earnings (losses) of other ventures	2,200	1,794	5,543	(1,507)	4,960
Other income	2,362	2,996	2,392	1,665	5,177
Net realized and unrealized (losses) gains on investments	(7,716)	42,052	58,113	43,373	(49,967)
Total revenues	491,293	634,735	505,585	472,066	353,967
Expenses
Net claims and claim expenses incurred	304,064	1,221,696	142,587	193,081	123,901
Acquisition expenses	98,598	76,761	88,251	83,282	74,146
Operational expenses	29,192	42,537	41,766	47,283	49,948
Corporate expenses	4,237	4,413	4,636	5,286	11,888
Interest expense	11,777	11,799	10,091	10,526	10,534
Total expenses	447,868	1,357,206	287,331	339,458	270,417
Income (loss) before taxes	43,425	(722,471)	218,254	132,608	83,550
Income tax (expense) benefit	(41,226)	18,977	(3,904)	(334)	7,700
Net income (loss)	2,199	(703,494)	214,350	132,274	91,250
Net (income) loss attributable to noncontrolling interests	(56)	204,277	(37,612)	(34,327)	(16,219)
Net income (loss) attributable to RenaissanceRe	2,143	(499,217)	176,738	97,947	75,031
Dividends on preference shares	(5,595)	(5,595)	(5,596)	(5,595)	(5,595)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(3,452)	$(504,812)	$171,142	$92,352	$69,436

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(0.09)	$(12.75)	$4.25	$2.26	$1.70
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(0.09)	$(12.75)	$4.24	$2.25	$1.69
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$1.05	$(13.74)	$2.88	$1.30	$2.66

Return on average common equity - annualized	(0.3)%	(47.2)%	15.2%	8.3%	6.3%
Operating return on average common equity - annualized (1)	4.2%	(50.8)%	10.3%	4.8%	9.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Year ended
	December 31, 2017	December 31, 2016
Revenues
Gross premiums written	$2,797,540	$2,374,576
Net premiums written	$1,871,325	$1,535,312
Increase in unearned premiums	(153,750)	(131,882)
Net premiums earned	1,717,575	1,403,430
Net investment income	222,209	181,726
Net foreign exchange gains (losses)	10,628	(13,788)
Equity in earnings of other ventures	8,030	963
Other income	9,415	14,178
Net realized and unrealized gains on investments	135,822	141,328
Total revenues	2,103,679	1,727,837
Expenses
Net claims and claim expenses incurred	1,861,428	530,831
Acquisition expenses	346,892	289,323
Operational expenses	160,778	197,749
Corporate expenses	18,572	37,402
Interest expense	44,193	42,144
Total expenses	2,431,863	1,097,449
(Loss) income before taxes	(328,184)	630,388
Income tax expense	(26,487)	(340)
Net (loss) income	(354,671)	630,048
Net loss (income) attributable to noncontrolling interests	132,282	(127,086)
Net (loss) income attributable to RenaissanceRe	(222,389)	502,962
Dividends on preference shares	(22,381)	(22,381)
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(244,770)	$480,581

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - basic	$(6.15)	$11.50
Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(6.15)	$11.43
Operating (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted (1)	$(8.35)	$8.10

Return on average common equity - annualized	(5.7)%	11.0%
Operating return on average common equity - annualized (1)	(7.7)%	7.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended December 31, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$95,166	$312,600	$—	$407,766
Net premiums written	$82,286	$205,926	$11	$288,223
Net premiums earned	$215,046	$206,416	$11	$421,473
Net claims and claim expenses incurred	181,712	123,225	(873)	304,064
Acquisition expenses	38,699	59,898	1	98,598
Operational expenses	17,353	11,840	(1)	29,192
Underwriting (loss) income	$(22,718)	$11,453	$884	$(10,381)

Net claims and claim expenses incurred - current accident year	$210,340	$131,057	$—	$341,397
Net claims and claim expenses incurred - prior accident years	(28,628)	(7,832)	(873)	(37,333)
Net claims and claim expenses incurred - total	$181,712	$123,225	$(873)	$304,064

Net claims and claim expense ratio - current accident year	97.8%	63.5%		81.0%
Net claims and claim expense ratio - prior accident years	(13.3)%	(3.8)%		(8.9)%
Net claims and claim expense ratio - calendar year	84.5%	59.7%		72.1%
Underwriting expense ratio	26.1%	34.8%		30.4%
Combined ratio	110.6%	94.5%		102.5%

	Three months ended December 31, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$52,447	$270,644	$—	$323,091
Net premiums written	$50,960	$168,396	$143	$219,499
Net premiums earned	$181,998	$169,761	$142	$351,901
Net claims and claim expenses incurred	25,927	98,279	(305)	123,901
Acquisition expenses	26,418	47,728	—	74,146
Operational expenses	29,201	20,723	24	49,948
Underwriting income	$100,452	$3,031	$423	$103,906

Net claims and claim expenses incurred - current accident year	$93,291	$118,092	$—	$211,383
Net claims and claim expenses incurred - prior accident years	(67,364)	(19,813)	(305)	(87,482)
Net claims and claim expenses incurred - total	$25,927	$98,279	$(305)	$123,901

Net claims and claim expense ratio - current accident year	51.3%	69.6%		60.1%
Net claims and claim expense ratio - prior accident years	(37.1)%	(11.7)%		(24.9)%
Net claims and claim expense ratio - calendar year	14.2%	57.9%		35.2%
Underwriting expense ratio	30.6%	40.3%		35.3%
Combined ratio	44.8%	98.2%		70.5%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Year ended December 31, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,440,437	$1,357,110	$(7)	$2,797,540
Net premiums written	$978,014	$893,307	$4	$1,871,325
Net premiums earned	$931,070	$786,501	$4	$1,717,575
Net claims and claim expenses incurred	1,297,985	565,026	(1,583)	1,861,428
Acquisition expenses	113,816	233,077	(1)	346,892
Operational expenses	94,194	66,548	36	160,778
Underwriting (loss) income	$(574,925)	$(78,150)	$1,552	$(651,523)

Net claims and claim expenses incurred - current accident year	$1,343,581	$558,843	$—	$1,902,424
Net claims and claim expenses incurred - prior accident years	(45,596)	6,183	(1,583)	(40,996)
Net claims and claim expenses incurred - total	$1,297,985	$565,026	$(1,583)	$1,861,428

Net claims and claim expense ratio - current accident year	144.3%	71.1%		110.8%
Net claims and claim expense ratio - prior accident years	(4.9)%	0.7%		(2.4)%
Net claims and claim expense ratio - calendar year	139.4%	71.8%		108.4%
Underwriting expense ratio	22.3%	38.1%		29.5%
Combined ratio	161.7%	109.9%		137.9%

	Year ended December 31, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,111,263	$1,263,313	$—	$2,374,576
Net premiums written	$725,321	$809,848	$143	$1,535,312
Net premiums earned	$720,951	$682,337	$142	$1,403,430
Net claims and claim expenses incurred	151,545	380,396	(1,110)	530,831
Acquisition expenses	97,594	191,729	—	289,323
Operational expenses	108,642	88,984	123	197,749
Underwriting income	$363,170	$21,228	$1,129	$385,527

Net claims and claim expenses incurred - current accident year	$256,421	$438,536	$—	$694,957
Net claims and claim expenses incurred - prior accident years	(104,876)	(58,140)	(1,110)	(164,126)
Net claims and claim expenses incurred - total	$151,545	$380,396	$(1,110)	$530,831

Net claims and claim expense ratio - current accident year	35.6%	64.3%		49.5%
Net claims and claim expense ratio - prior accident years	(14.6)%	(8.6)%		(11.7)%
Net claims and claim expense ratio - calendar year	21.0%	55.7%		37.8%
Underwriting expense ratio	28.6%	41.2%		34.7%
Combined ratio	49.6%	96.9%		72.5%

5

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Gross premiums written	$95,166	$325,395	$499,347	$520,529	$52,447
Net premiums written	$82,286	$269,393	$336,464	$289,871	$50,960
Net premiums earned	$215,046	$336,838	$192,198	$186,988	$181,998
Net claims and claim expenses incurred	181,712	1,044,418	33,017	38,838	25,927
Acquisition expenses	38,699	17,514	28,500	29,103	26,418
Operational expenses	17,353	25,123	24,053	27,665	29,201
Underwriting (loss) income	$(22,718)	$(750,217)	$106,628	$91,382	$100,452

Net claims and claim expenses incurred - current accident year	$210,340	$1,036,586	$56,889	$39,766	$93,291
Net claims and claim expenses incurred - prior accident years	(28,628)	7,832	(23,872)	(928)	(67,364)
Net claims and claim expenses incurred - total	$181,712	$1,044,418	$33,017	$38,838	$25,927

Net claims and claim expense ratio - current accident year	97.8%	307.7%	29.6%	21.3%	51.3%
Net claims and claim expense ratio - prior accident years	(13.3)%	2.4%	(12.4)%	(0.5)%	(37.1)%
Net claims and claim expense ratio - calendar year	84.5%	310.1%	17.2%	20.8%	14.2%
Underwriting expense ratio	26.1%	12.6%	27.3%	30.3%	30.6%
Combined ratio	110.6%	322.7%	44.5%	51.1%	44.8%

	Three months ended
Casualty and Specialty Segment	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Gross premiums written	$312,600	$314,881	$328,068	$401,561	$270,644
Net premiums written	$205,926	$213,835	$219,281	$254,265	$168,396
Net premiums earned	$206,416	$210,961	$190,065	$179,059	$169,761
Net claims and claim expenses incurred	123,225	177,433	109,797	154,571	98,279
Acquisition expenses	59,898	59,248	59,752	54,179	47,728
Operational expenses	11,840	17,389	17,712	19,607	20,723
Underwriting income (loss)	$11,453	$(43,109)	$2,804	$(49,298)	$3,031

Net claims and claim expenses incurred - current accident year	$131,057	$172,675	$130,802	$124,309	$118,092
Net claims and claim expenses incurred - prior accident years	(7,832)	4,758	(21,005)	30,262	(19,813)
Net claims and claim expenses incurred - total	$123,225	$177,433	$109,797	$154,571	$98,279

Net claims and claim expense ratio - current accident year	63.5%	81.9%	68.8%	69.4%	69.6%
Net claims and claim expense ratio - prior accident years	(3.8)%	2.2%	(11.0)%	16.9%	(11.7)%
Net claims and claim expense ratio - calendar year	59.7%	84.1%	57.8%	86.3%	57.9%
Underwriting expense ratio	34.8%	36.3%	40.7%	41.2%	40.3%
Combined ratio	94.5%	120.4%	98.5%	127.5%	98.2%

6

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Year ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Revenues
Gross premiums written	$5,145	$68,352	$132,009	$116,680	$(731)	$322,186	$274,828
Net premiums written	$2,832	$63,442	$116,523	$98,695	$(580)	$281,492	$230,371
Decrease (increase) in unearned premiums	60,210	41,278	(56,246)	(42,492)	59,119	2,750	7,408
Net premiums earned	63,042	104,720	60,277	56,203	58,539	284,242	237,779
Net investment income	9,488	8,334	8,065	7,756	7,597	33,643	28,841
Net foreign exchange (losses) gains	(70)	(66)	224	348	(197)	436	330
Other income (loss)	—	—	679	1	—	680	(86)
Net realized and unrealized (losses) gains on investments	(10,641)	528	2,207	2,061	(17,510)	(5,845)	10,071
Total revenues	61,819	113,516	71,452	66,369	48,429	313,156	276,935
Expenses
Net claims and claim expenses incurred	61,444	415,669	(2,233)	807	650	475,687	23,199
Acquisition expenses	7,518	(53,773)	17,525	15,892	16,967	(12,838)	62,202
Operational and corporate expenses	719	6,441	6,976	6,579	6,804	20,715	27,138
Interest expense	1,859	1,859	1,858	1,858	1,859	7,434	7,435
Total expenses	71,540	370,196	24,126	25,136	26,280	490,998	119,974
(Loss) income before taxes	(9,721)	(256,680)	47,326	41,233	22,149	(177,842)	156,961
Income tax (expense) benefit	(157)	1,164	(273)	(23)	(111)	711	(730)
Net (loss) income (attributable) available to DaVinciRe common shareholders	$(9,878)	$(255,516)	$47,053	$41,210	$22,038	$(177,131)	$156,231

Net claims and claim expenses incurred - current accident year	$68,096	$413,466	$10,500	$5,899	$24,310	$497,961	$62,386
Net claims and claim expenses incurred - prior accident years	(6,652)	2,203	(12,733)	(5,092)	(23,660)	(22,274)	(39,187)
Net claims and claim expenses incurred - total	$61,444	$415,669	$(2,233)	$807	$650	$475,687	$23,199

Net claims and claim expense ratio - current accident year	108.0%	394.8%	17.4%	10.5%	41.5%	175.2%	26.2%
Net claims and claim expense ratio - prior accident years	(10.5)%	2.1%	(21.1)%	(9.1)%	(40.4)%	(7.8)%	(16.4)%
Net claims and claim expense ratio - calendar year	97.5%	396.9%	(3.7)%	1.4%	1.1%	167.4%	9.8%
Underwriting expense ratio	13.0%	(45.2)%	40.6%	40.0%	40.6%	2.7%	37.5%
Combined ratio	110.5%	351.7%	36.9%	41.4%	41.7%	170.1%	47.3%

7

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assets
Fixed maturity investments trading, at fair value	$7,426,555	$7,092,969	$7,282,264	$7,259,851	$6,891,244
Short term investments, at fair value	991,863	1,497,262	1,070,950	1,199,797	1,368,379
Equity investments trading, at fair value	388,254	402,035	393,405	388,424	383,313
Other investments, at fair value	594,793	548,492	561,212	514,667	549,805
Investments in other ventures, under equity method	101,974	101,420	101,077	97,131	124,227
Total investments	9,503,439	9,642,178	9,408,908	9,459,870	9,316,968
Cash and cash equivalents	1,361,592	581,576	623,150	454,087	421,157
Premiums receivable	1,304,622	1,521,266	1,533,833	1,283,275	987,323
Prepaid reinsurance premiums	533,546	635,756	705,322	628,091	441,260
Reinsurance recoverable	1,586,630	1,588,304	370,586	325,819	279,564
Accrued investment income	42,235	38,366	40,118	40,547	38,076
Deferred acquisition costs	426,551	434,914	430,106	388,681	335,325
Receivable for investments sold	103,145	193,758	170,411	316,948	105,841
Other assets	121,226	164,019	176,816	173,984	175,382
Goodwill and other intangibles	243,145	244,787	246,430	248,325	251,186
Total assets	$15,226,131	$15,044,924	$13,705,680	$13,319,627	$12,352,082
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$5,080,408	$5,192,313	$2,989,806	$2,934,688	$2,848,294
Unearned premiums	1,477,609	1,713,069	1,847,206	1,596,495	1,231,573
Debt	989,623	989,245	988,866	945,701	948,663
Reinsurance balances payable	989,090	1,034,454	1,052,494	972,266	673,983
Payable for investments purchased	208,749	377,543	407,312	604,613	305,714
Other liabilities	792,771	301,559	222,658	217,036	301,684
Total liabilities	9,538,250	9,608,183	7,508,342	7,270,799	6,309,911
Redeemable noncontrolling interest	1,296,506	1,033,729	1,242,083	1,187,991	1,175,594
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	40,024	40,029	40,282	40,785	41,187
Additional paid-in capital	37,355	32,852	67,583	131,173	216,558
Accumulated other comprehensive income (loss)	224	161	(139)	(358)	1,133
Retained earnings	3,913,772	3,929,970	4,447,529	4,289,237	4,207,699
Total shareholders' equity attributable to RenaissanceRe	4,391,375	4,403,012	4,955,255	4,860,837	4,866,577
Total liabilities, noncontrolling interests and shareholders' equity	$15,226,131	$15,044,924	$13,705,680	$13,319,627	$12,352,082

Book value per common share	$99.72	$100.00	$113.08	$109.37	$108.45

8

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016
U.S. treasuries	$3,168,763	33.3%	$2,956,952	30.7%	$2,826,681	30.0%	$2,635,800	27.9%	$2,617,894	28.1%
Agencies	47,646	0.5%	41,109	0.5%	83,343	0.9%	86,373	0.9%	90,972	1.0%
Municipal	509,802	5.4%	521,220	5.4%	518,912	5.5%	506,109	5.4%	519,069	5.6%
Non-U.S. government (Sovereign debt)	287,660	3.0%	177,855	1.8%	173,667	1.8%	341,725	3.6%	333,224	3.6%
Non-U.S. government-backed corporate	163,651	1.7%	121,892	1.3%	74,620	0.8%	118,092	1.2%	133,300	1.4%
Corporate	2,063,459	21.7%	2,028,750	21.0%	2,186,040	23.2%	2,205,442	23.4%	1,877,243	20.2%
Agency mortgage-backed	500,456	5.3%	499,310	5.2%	567,560	6.0%	505,829	5.3%	462,493	5.0%
Non-agency mortgage-backed	300,331	3.1%	299,530	3.1%	275,268	3.0%	270,983	2.9%	258,944	2.7%
Commercial mortgage-backed	202,062	2.1%	263,029	2.7%	384,610	4.1%	382,874	4.0%	409,747	4.4%
Asset-backed	182,725	2.0%	183,322	1.9%	191,563	2.0%	206,624	2.1%	188,358	2.0%
Total fixed maturity investments, at fair value	7,426,555	78.1%	7,092,969	73.6%	7,282,264	77.3%	7,259,851	76.7%	6,891,244	74.0%
Short term investments, at fair value	991,863	10.4%	1,497,262	15.5%	1,070,950	11.4%	1,199,797	12.7%	1,368,379	14.7%
Equity investments trading, at fair value	388,254	4.1%	402,035	4.2%	393,405	4.2%	388,424	4.1%	383,313	4.1%
Other investments, at fair value	594,793	6.3%	548,492	5.6%	561,212	6.0%	514,667	5.4%	549,805	5.9%
Total managed investment portfolio	9,401,465	98.9%	9,540,758	98.9%	9,307,831	98.9%	9,362,739	98.9%	9,192,741	98.7%
Investments in other ventures, under equity method	101,974	1.1%	101,420	1.1%	101,077	1.1%	97,131	1.1%	124,227	1.3%
Total investments	$9,503,439	100.0%	$9,642,178	100.0%	$9,408,908	100.0%	$9,459,870	100.0%	$9,316,968	100.0%
Credit Quality of Fixed Maturity Investments
AAA	$739,822	10.0%	$731,560	10.3%	$849,306	11.7%	$1,043,008	14.4%	$1,043,738	15.2%
AA	4,341,541	58.5%	4,073,325	57.4%	4,056,958	55.7%	3,832,632	52.8%	3,768,485	54.7%
A	813,953	11.0%	755,457	10.7%	743,633	10.2%	727,568	10.0%	644,150	9.3%
BBB	522,601	7.0%	546,821	7.7%	578,823	7.9%	598,997	8.3%	567,672	8.2%
Non-investment grade and not rated	1,008,638	13.5%	985,806	13.9%	1,053,544	14.5%	1,057,646	14.5%	867,199	12.6%
Total fixed maturity investments, at fair value	$7,426,555	100.0%	$7,092,969	100.0%	$7,282,264	100.0%	$7,259,851	100.0%	$6,891,244	100.0%
Maturity Profile of Fixed Maturity Investments
Due in less than one year	$546,255	7.3%	$367,091	5.2%	$427,683	5.9%	$514,037	7.1%	$483,642	7.0%
Due after one through five years	4,521,930	60.9%	4,324,948	61.0%	4,111,191	56.5%	4,004,237	55.2%	3,900,915	56.6%
Due after five through ten years	1,007,656	13.6%	1,001,975	14.1%	1,153,811	15.8%	1,182,697	16.3%	1,028,249	14.9%
Due after ten years	165,140	2.2%	153,764	2.1%	170,578	2.3%	192,570	2.6%	158,896	2.3%
Mortgage-backed securities	1,002,849	13.5%	1,061,869	15.0%	1,227,438	16.9%	1,159,686	16.0%	1,131,184	16.4%
Asset-backed securities	182,725	2.5%	183,322	2.6%	191,563	2.6%	206,624	2.8%	188,358	2.8%
Total fixed maturity investments, at fair value	$7,426,555	100.0%	$7,092,969	100.0%	$7,282,264	100.0%	$7,259,851	100.0%	$6,891,244	100.0%
Weighted average effective yield of fixed maturity and short term investments	2.5%		2.2%		2.3%		2.3%		2.1%
Average duration of fixed maturities and short term investments	2.5		2.6		2.6		2.6		2.4

9

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Type of Investment
Catastrophe bonds	$380,475	$332,044	$348,353	$298,564	$335,209
Private equity partnerships	196,220	196,280	194,331	192,975	191,061
Senior secured bank loan fund	17,574	19,572	17,321	21,748	22,040
Hedge funds	524	596	1,207	1,380	1,495
Total other investments, at fair value	$594,793	$548,492	$561,212	$514,667	$549,805

Type of Investment
Catastrophe bonds	64.0%	60.5%	62.1%	58.0%	61.0%
Private equity partnerships	32.9%	35.8%	34.6%	37.5%	34.7%
Senior secured bank loan fund	3.0%	3.6%	3.1%	4.2%	4.0%
Hedge funds	0.1%	0.1%	0.2%	0.3%	0.3%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

10

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Year ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Fixed maturity investments	$46,544	$45,305	$44,356	$43,419	$38,605	$179,624	$160,661
Short term investments	3,606	2,771	2,981	1,724	1,726	11,082	5,127
Equity investments trading	998	930	889	811	910	3,628	4,235
Other investments
Private equity investments	13,215	6,371	6,611	7,802	6,585	33,999	6,155
Other	12,587	(11,491)	2,899	4,072	3,072	8,067	20,181
Cash and cash equivalents	360	352	295	189	204	1,196	788
	77,310	44,238	58,031	58,017	51,102	237,596	197,147
Investment expenses	(3,846)	(3,981)	(3,868)	(3,692)	(3,786)	(15,387)	(15,421)
Net investment income	73,464	40,257	54,163	54,325	47,316	222,209	181,726

Gross realized gains	6,068	16,343	15,249	11,461	11,945	49,121	72,739
Gross realized losses	(8,930)	(6,126)	(7,243)	(16,533)	(12,483)	(38,832)	(38,315)
Net realized (losses) gains on fixed maturity investments	(2,862)	10,217	8,006	(5,072)	(538)	10,289	34,424
Net unrealized (losses) gains on fixed maturity investments trading	(40,461)	5,545	18,760	24,635	(98,547)	8,479	26,954
Net realized and unrealized gains (losses) on investments-related derivatives	1,854	(4,020)	(268)	(56)	11,459	(2,490)	(15,414)
Net realized gains on equity investments trading	30,291	13,675	15,146	20,915	152	80,027	14,190
Net unrealized gains on equity investments trading	3,462	16,635	16,469	2,951	37,507	39,517	81,174
Net realized and unrealized (losses) gains on investments	(7,716)	42,052	58,113	43,373	(49,967)	135,822	141,328
Change in net unrealized gains on fixed maturity investments available for sale	—	—	—	—	(1,398)	—	(1,870)
Total investment result	$65,748	$82,309	$112,276	$97,698	$(4,049)	$358,031	$321,184

Total investment return - annualized	2.6%	3.4%	4.8%	4.1%	(0.2)%	3.6%	3.5%

11

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
December 31, 2017	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$991,863	$991,863	10.4%	1.4%	$959,836	$28,927	$1,397	$506	$—	$1,197
		100.0%			96.8%	2.9%	0.1%	0.1%	—%	0.1%
Fixed maturity investments
U.S. treasuries	3,195,767	3,168,763	33.3%	1.9%	—	3,168,763	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	22,439	22,164	0.2%	2.1%	—	22,164	—	—	—	—
Other agencies	25,712	25,482	0.3%	2.0%	—	25,482	—	—	—	—
Total agencies	48,151	47,646	0.5%	2.1%	—	47,646	—	—	—	—
Municipal	506,486	509,802	5.4%	2.2%	99,978	245,250	125,630	38,944	—	—
Non-U.S. government (Sovereign debt)	287,641	287,660	3.0%	2.0%	208,289	52,316	26,348	707	—	—
Non-U.S. government-backed corporate	164,312	163,651	1.7%	2.3%	41,346	89,901	28,940	1,484	1,980	—
Corporate	2,057,219	2,063,459	21.7%	3.8%	59,272	163,006	624,074	464,626	723,167	29,314
Mortgage-backed
Residential mortgage-backed
Agency securities	507,250	500,456	5.3%	3.0%	—	500,456	—	—	—	—
Non-agency securities - Alt A	228,184	241,915	2.5%	3.7%	8,333	8,334	3,787	11,628	192,481	17,352
Non-agency securities - Prime	55,119	58,416	0.6%	3.7%	4,712	3,961	2,499	2,900	43,251	1,093
Total residential mortgage-backed	790,553	800,787	8.4%	3.2%	13,045	512,751	6,286	14,528	235,732	18,445
Commercial mortgage-backed	202,452	202,062	2.1%	2.9%	163,687	37,812	231	332	—	—
Total mortgage-backed	993,005	1,002,849	10.5%	3.2%	176,732	550,563	6,517	14,860	235,732	18,445
Asset-backed
Collateralized loan obligations	145,125	145,673	1.5%	2.9%	120,820	24,096	757	—	—	—
Credit cards	15,095	15,059	0.2%	2.1%	15,059	—	—	—	—	—
Auto loans	14,773	14,696	0.2%	2.2%	14,696	—	—	—	—	—
Student loans	926	926	—%	2.6%	926	—	—	—	—	—
Other	6,370	6,371	0.1%	3.7%	2,704	—	1,687	1,980	—	—
Total asset-backed	182,289	182,725	2.0%	2.8%	154,205	24,096	2,444	1,980	—	—
Total securitized assets	1,175,294	1,185,574	12.5%	3.1%	330,937	574,659	8,961	16,840	235,732	18,445
Total fixed maturity investments	7,434,870	7,426,555	78.1%	2.7%	739,822	4,341,541	813,953	522,601	960,879	47,759
		100.0%			10.0%	58.5%	11.0%	7.0%	12.9%	0.6%
Equity investments trading		388,254	4.1%		—	—	—	—	—	388,254
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		380,475	4.0%		—	—	—	—	380,475	—
Private equity partnerships		196,220	2.1%		—	—	—	—	—	196,220
Senior secured bank loan fund		17,574	0.2%		—	—	—	—	—	17,574
Hedge funds		524	—%		—	—	—	—	—	524
Total other investments		594,793	6.3%		—	—	—	—	380,475	214,318
		100.0%			—%	—%	—%	—%	64.0%	36.0%
Investments in other ventures		101,974	1.1%		—	—	—	—	—	101,974
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,503,439	100.0%		$1,699,658	$4,370,468	$815,350	$523,107	$1,341,354	$753,502
		100.0%			17.9%	46.0%	8.6%	5.5%	14.1%	7.9%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

12

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	December 31, 2017
Issuer	Total	Short term investments	Fixed maturity investments
Goldman Sachs Group Inc.	$43,870	$—	$43,870
JP Morgan Chase & Co.	35,359	—	35,359
Morgan Stanley	34,820	—	34,820
Bank of America Corp.	31,445	—	31,445
Wells Fargo & Co.	27,715	—	27,715
HSBC Holdings PLC	24,312	—	24,312
Citigroup Inc.	22,070	—	22,070
UBS Group AG	21,529	—	21,529
The Bank of Nova Scotia	18,281	—	18,281
Fifth Third Bancorp	17,709	—	17,709
Total (1)	$277,110	$—	$277,110

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

13

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2017
Property	$696,285	$896,522	$893,583	$2,486,390
Casualty and Specialty	689,962	124,923	1,760,607	2,575,492
Other	6,605	—	11,921	18,526
Total	$1,392,852	$1,021,445	$2,666,111	$5,080,408

September 30, 2017
Property	$310,871	$416,758	$1,917,573	$2,645,202
Casualty and Specialty	655,328	132,755	1,734,475	2,522,558
Other	9,904	—	14,649	24,553
Total	$976,103	$549,513	$3,666,697	$5,192,313

June 30, 2017
Property	$221,898	$167,510	$216,163	$605,571
Casualty and Specialty	635,834	111,021	1,619,915	2,366,770
Other	2,532	—	14,933	17,465
Total	$860,264	$278,531	$1,851,011	$2,989,806

March 31, 2017
Property	$212,770	$171,257	$231,586	$615,613
Casualty and Specialty	587,083	139,183	1,574,435	2,300,701
Other	2,255	—	16,119	18,374
Total	$802,108	$310,440	$1,822,140	$2,934,688

December 31, 2016
Property	$214,954	$186,308	$226,512	$627,774
Casualty and Specialty	591,705	105,419	1,498,002	2,195,126
Other	6,935	—	18,459	25,394
Total	$813,594	$291,727	$1,742,973	$2,848,294

14

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2017			Three months ended December 31, 2016
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$5,192,313	$1,588,304	$3,604,009	$2,861,099	$240,769	$2,620,330
Incurred claims and claim expenses
Current year	538,023	196,626	341,397	277,281	65,898	211,383
Prior years	(41,852)	(4,519)	(37,333)	(107,326)	(19,844)	(87,482)
Total incurred claims and claim expenses	496,171	192,107	304,064	169,955	46,054	123,901
Paid claims and claim expenses
Current year	472,687	180,845	291,842	59,482	16,438	43,044
Prior years	140,827	12,940	127,887	105,899	(9,333)	115,232
Total paid claims and claim expenses	613,514	193,785	419,729	165,381	7,105	158,276
Foreign exchange	5,438	4	5,434	(17,379)	(154)	(17,225)
Reserve for claims and claim expenses, end of period	$5,080,408	$1,586,630	$3,493,778	$2,848,294	$279,564	$2,568,730

	Year ended December 31, 2017			Year ended December 31, 2016
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,848,294	$279,564	$2,568,730	$2,767,045	$134,526	$2,632,519
Incurred claims and claim expenses
Current year	3,464,548	1,562,124	1,902,424	888,381	193,424	694,957
Prior years	(44,160)	(3,164)	(40,996)	(177,730)	(13,604)	(164,126)
Total incurred claims and claim expenses	3,420,388	1,558,960	1,861,428	710,651	179,820	530,831
Paid claims and claim expenses
Current year	642,344	191,817	450,527	101,661	18,646	83,015
Prior years	584,484	60,186	524,298	522,175	15,896	506,279
Total paid claims and claim expenses	1,226,828	252,003	974,825	623,836	34,542	589,294
Foreign exchange	38,554	109	38,445	(5,566)	(240)	(5,326)
Reserve for claims and claim expenses, end of period	$5,080,408	$1,586,630	$3,493,778	$2,848,294	$279,564	$2,568,730

15

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(3,452)	$(504,812)	$171,142	$92,352	$69,436
Amount allocated to participating common shareholders (1)	(113)	(116)	(1,585)	(907)	(789)
	$(3,565)	$(504,928)	$169,557	$91,445	$68,647
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	39,478	39,591	39,937	40,408	40,474
Per common share equivalents of employee stock options and restricted shares	—	—	87	215	233
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,478	39,591	40,024	40,623	40,707

Basic (loss) income per RenaissanceRe common share	$(0.09)	$(12.75)	$4.25	$2.26	$1.70
Diluted (loss) income per RenaissanceRe common share	$(0.09)	$(12.75)	$4.24	$2.25	$1.69

	Year ended
(common shares in thousands)	December 31, 2017	December 31, 2016
Numerator:
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(244,770)	$480,581
Amount allocated to participating common shareholders (1)	(457)	(5,666)
	$(245,227)	$474,915
Denominator:
Denominator for basic (loss) income per RenaissanceRe common share -
Weighted average common shares	39,854	41,314
Per common share equivalents of employee stock options and restricted shares	—	245
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,854	41,559

Basic (loss) income per RenaissanceRe common share	$(6.15)	$11.50
Diluted (loss) income per RenaissanceRe common share	$(6.15)	$11.43

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

16

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Top Layer Re	$1,987	$2,722	$2,658	$2,484	$1,707
Tower Hill Companies	(412)	(383)	3,206	(4,058)	2,860
Other	625	(545)	(321)	67	393
Total equity in earnings (losses) of other ventures	$2,200	$1,794	$5,543	$(1,507)	$4,960

	Year ended
	December 31, 2017	December 31, 2016
Top Layer Re	$9,851	$(8,576)
Tower Hill Companies	(1,647)	10,379
Other	(174)	(840)
Total equity in earnings of other ventures	$8,030	$963

Other Income

	Three months ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$1,230	$2,793	$3,134	$1,498	$4,720
Other items	1,132	203	(742)	167	457
Total other income	$2,362	$2,996	$2,392	$1,665	$5,177

	Year ended
	December 31, 2017	December 31, 2016
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$8,655	$14,246
Other items	760	(68)
Total other income	$9,415	$14,178

17

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Renaissance Reinsurance U.S. (1)	A	AA-	—	—
RenaissanceRe Specialty U.S. (1)	A	AA-	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent Syndicate 1458's financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

18

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Year ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Property Segment
Catastrophe	$35,012	$243,514	$411,500	$414,424	$7,705	$1,104,450	$884,361
Other property	60,154	81,881	87,847	106,105	44,742	335,987	226,902
Property segment gross premiums written	$95,166	$325,395	$499,347	$520,529	$52,447	$1,440,437	$1,111,263

Casualty and Specialty Segment
Professional liability (1)	$117,075	$101,482	$101,447	$132,306	$83,804	$452,310	$377,580
Financial lines (2)	83,157	66,186	69,314	85,143	85,208	303,800	413,068
General casualty (3)	80,538	$107,055	$107,994	$122,293	$79,669	417,880	327,939
Other (4)	31,830	40,158	49,313	61,819	21,963	183,120	144,726
Casualty and Specialty segment gross premiums written	$312,600	$314,881	$328,068	$401,561	$270,644	$1,357,110	$1,263,313

(1)	Includes directors and officers, medical malpractice, and professional indemnity.

(2)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.

(3)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.

(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

19

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended December 31, 2017			Three months ended December 31, 2016
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$35,012	$60,154	$95,166	$7,705	$44,742	$52,447
Net premiums written	$22,564	$59,722	$82,286	$6,974	$43,986	$50,960
Net premiums earned	$150,688	$64,358	$215,046	$134,301	$47,697	$181,998
Net claims and claim expenses incurred	145,237	36,475	181,712	3,461	22,466	25,927
Acquisition expenses	18,787	19,912	38,699	13,094	13,324	26,418
Operational expenses	13,930	3,423	17,353	23,437	5,764	29,201
Underwriting (loss) income	$(27,266)	$4,548	$(22,718)	$94,309	$6,143	$100,452

Net claims and claim expenses incurred - current accident year	$165,171	$45,169	$210,340	$56,815	$36,475	$93,291
Net claims and claim expenses incurred - prior accident years	(19,934)	(8,694)	(28,628)	(53,354)	(14,009)	(67,364)
Net claims and claim expenses incurred - total	$145,237	$36,475	$181,712	$3,461	$22,466	$25,927

Net claims and claim expense ratio - current accident year	109.6%	70.2%	97.8%	42.3%	76.5%	51.3%
Net claims and claim expense ratio - prior accident years	(13.2)%	(13.5)%	(13.3)%	(39.7)%	(29.4)%	(37.1)%
Net claims and claim expense ratio - calendar year	96.4%	56.7%	84.5%	2.6%	47.1%	14.2%
Underwriting expense ratio	21.7%	36.2%	26.1%	27.2%	40.0%	30.6%
Combined ratio	118.1%	92.9%	110.6%	29.8%	87.1%	44.8%

	Year ended December 31, 2017			Year ended December 31, 2016
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,104,450	$335,987	$1,440,437	$884,361	$226,902	$1,111,263
Net premiums written	$694,607	$283,407	$978,014	$523,469	$201,852	$725,321
Net premiums earned	$700,990	$230,080	$931,070	$558,627	$162,324	$720,951
Net claims and claim expenses incurred	1,083,376	214,609	1,297,985	69,594	81,951	151,545
Acquisition expenses	36,928	76,888	113,816	51,935	45,659	97,594
Operational expenses	77,052	17,142	94,194	86,775	21,867	108,642
Underwriting (loss) income	$(496,366)	$(78,559)	$(574,925)	$350,323	$12,847	$363,170

Net claims and claim expenses incurred - current accident year	$1,127,699	$215,882	$1,343,581	$159,753	$96,667	$256,421
Net claims and claim expenses incurred - prior accident years	(44,323)	(1,273)	(45,596)	(90,159)	(14,716)	(104,876)
Net claims and claim expenses incurred - total	$1,083,376	$214,609	$1,297,985	$69,594	$81,951	$151,545

Net claims and claim expense ratio - current accident year	160.9%	93.8%	144.3%	28.6%	59.6%	35.6%
Net claims and claim expense ratio - prior accident years	(6.4)%	(0.5)%	(4.9)%	(16.1)%	(9.1)%	(14.6)%
Net claims and claim expense ratio - calendar year	154.5%	93.3%	139.4%	12.5%	50.5%	21.0%
Underwriting expense ratio	16.3%	40.8%	22.3%	24.8%	41.6%	28.6%
Combined ratio	170.8%	134.1%	161.7%	37.3%	92.1%	49.6%

20

RenaissanceRe Holdings Ltd.
Lloyd's Platform Supplemental Underwriting Results

	Three months ended					Year ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Gross premiums written	$135,474	$146,453	$177,230	$176,788	$96,861	$635,945	$482,477
Net premiums written	$103,887	$107,755	$144,278	$74,709	$70,705	$430,629	$334,720
Net premiums earned	$105,303	$103,387	$87,491	$78,816	$78,324	$374,997	$286,938
Net claims and claim expenses incurred	60,071	124,216	51,738	59,923	49,634	295,948	149,819
Acquisition expenses	26,528	24,173	24,120	22,921	19,402	97,742	73,298
Operational expenses	8,220	10,955	10,424	11,711	11,231	41,310	46,533
Underwriting income (loss)	$10,484	$(55,957)	$1,209	$(15,739)	$(1,943)	$(60,003)	$17,288

Net claims and claim expenses incurred - current accident year	$66,369	$123,494	$36,731	$35,679	$49,408	$262,273	$154,991
Net claims and claim expenses incurred - prior accident years	(6,298)	722	15,007	24,244	226	33,675	(5,172)
Net claims and claim expenses incurred - total	$60,071	$124,216	$51,738	$59,923	$49,634	$295,948	$149,819

Net claims and claim expense ratio - current accident year	63.0%	119.4%	42.0%	45.3%	63.1%	69.9%	54.0%
Net claims and claim expense ratio - prior accident years	(6.0)%	0.7%	17.1%	30.7%	0.3%	9.0%	(1.8)%
Net claims and claim expense ratio - calendar year	57.0%	120.1%	59.1%	76.0%	63.4%	78.9%	52.2%
Underwriting expense ratio	33.0%	34.0%	39.5%	44.0%	39.1%	37.1%	41.8%
Combined ratio	90.0%	154.1%	98.6%	120.0%	102.5%	116.0%	94.0%

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, and the associated income tax expense or benefit, and the exclusion of the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Cuts and Jobs Act of 2017 (the "Tax Bill"). The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives, the associated income tax expense or benefit of those fluctuations, and the non-recurring impact of the write-down of a portion of the Company's deferred tax assets as a result of the Tax Bill. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Year ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net (loss) income (attributable) available to RenaissanceRe common shareholders	$(3,452)	$(504,812)	$171,142	$92,352	$69,436	$(244,770)	$480,581
Adjustment for net realized and unrealized losses (gains) on investments	7,716	(42,052)	(58,113)	(43,373)	49,967	(135,822)	(141,328)
Adjustment for deferred tax asset write-down (1)	36,705	—	—	—	—	36,705	—
Adjustment for income tax expense (benefit) (2)	384	2,711	3,785	4,707	(10,533)	11,587	3,000
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$41,353	$(544,153)	$116,814	$53,686	$108,870	$(332,300)	$342,253

Net (loss) income (attributable) available to RenaissanceRe common shareholders per common share - diluted	$(0.09)	$(12.75)	$4.24	$2.25	$1.69	$(6.15)	$11.43
Adjustment for net realized and unrealized losses (gains) on investments	0.20	(1.06)	(1.45)	(1.07)	1.23	(3.41)	(3.40)
Adjustment for deferred tax asset write-down (1)	0.93	—	—	—	—	0.92	—
Adjustment for income tax expense (benefit) (2)	0.01	0.07	0.09	0.12	(0.26)	0.29	0.07
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$1.05	$(13.74)	$2.88	$1.30	$2.66	$(8.35)	$8.10

Return on average common equity - annualized	(0.3)%	(47.2)%	15.2%	8.3%	6.3%	(5.7)%	11.0%
Adjustment for net realized and unrealized losses (gains) on investments	0.8%	(3.9)%	(5.2)%	(3.9)%	4.5%	(3.2)%	(3.2)%
Adjustment for deferred tax asset write-down (1)	3.7%	—%	—%	—%	—%	0.9%	—%
Adjustment for income tax expense (benefit) (2)	—%	0.3%	0.3%	0.4%	(0.9)%	0.3%	0.1%
Operating return on average common equity - annualized	4.2%	(50.8)%	10.3%	4.8%	9.9%	(7.7)%	7.9%

(1)
Adjustment for deferred tax asset write-down represents the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Bill, which was enacted on December 22, 2017.

(2)
Adjustment for income tax expense (benefit) represents the income tax expense (benefit) associated with the adjustment for net realized and unrealized gains (losses) on investments. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Book value per common share	$99.72	$100.00	$113.08	$109.37	$108.45
Adjustment for goodwill and other intangibles (1)	(6.49)	(6.55)	(6.56)	(6.55)	(6.58)
Tangible book value per common share	93.23	93.45	106.52	102.82	101.87
Adjustment for accumulated dividends	18.00	17.68	17.36	17.04	16.72
Tangible book value per common share plus accumulated dividends	$111.23	$111.13	$123.88	$119.86	$118.59

Quarterly change in book value per common share	(0.3)%	(11.6)%	3.4%	0.8%	1.3%
Quarterly change in tangible book value per common share plus change in accumulated dividends	0.1%	(12.0)%	3.9%	1.2%	1.8%
Year to date change in book value per common share	(8.0)%				9.4%
Year to date change in tangible book value per common share plus change in accumulated dividends	(7.2)%				11.4%

(1)
At December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, goodwill and other intangibles included $16.7 million, $17.4 million, $18.1 million, $18.9 million and $19.7 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

23

RenaissanceRe Holdings Ltd.
Comments on Regulation G
From time to time, the Company discusses “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Reinsurance Ltd. ("Top Layer Re"), which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended					Year ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Property Segment
Catastrophe	$35,012	$243,514	$411,500	$414,424	$7,705	$1,104,450	$884,361
Other property	60,154	81,881	87,847	106,105	44,742	335,987	226,902
Property segment gross premiums written	$95,166	$325,395	$499,347	$520,529	$52,447	$1,440,437	$1,111,263

Managed Catastrophe Premiums
Property segment gross premiums written	$95,166	$325,395	$499,347	$520,529	$52,447	$1,440,437	$1,111,263
Other property gross premiums written	(60,154)	(81,881)	(87,847)	(106,105)	(44,742)	(335,987)	(226,902)
Catastrophe gross premiums written	$35,012	$243,514	$411,500	$414,424	$7,705	$1,104,450	$884,361
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	1,540	1,510	26,337	12,385	1,389	41,772	39,667
Catastrophe premiums written by the Company and ceded to Top Layer Re	—	—	—	—	—	—	(9,263)
Managed catastrophe premiums	$36,552	$245,024	$437,837	$426,809	$9,094	$1,146,222	$914,765

24